UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2016

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On May 2, 2016, Uranium Resources, Inc. (“URI” or the “Company”) filed a quarterly cashflow report on Appendix 5B with the Australian Securities Exchange (the “ASX”), on which exchange URI’s common stock is listed in the form of CHESS Depository Interests (CDIs). A copy of the report is furnished herewith as Exhibit 99.1. The report has been prepared solely for the purpose of complying with the quarterly reporting requirements of the ASX, and the historical financial information for the quarter ended March 31, 2016 set forth therein is preliminary and unaudited.

Stockholders are cautioned not to rely upon the unaudited preliminary historical financial information set forth in the report. The Company’s results may differ materially from the unaudited preliminary historical financial information set forth in the report. The Company’s results may change as a result of the completion of our financial closing procedures, financial adjustments and other developments that may arise between now and the time the financial results for the quarter ended March 31, 2016 are finalized.

The information in this Current Report on Form 8-K under Item 2.02, including the accompanying report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 7.01

Regulation FD Disclosure.

Also on May 2, 2016, URI filed a quarterly activities report for the quarter ended March 31, 2016 with the ASX. A copy of the quarterly activities report is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Quarterly Cashflow Report on Appendix 5B, as filed with the ASX on May 2, 2016.

99.2	Quarterly Activities Report, as filed with the ASX on May 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2016

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Quarterly Cashflow Report on Appendix 5B, as filed with the ASX on May 2, 2016.

99.2	Quarterly Activities Report, as filed with the ASX on May 2, 2016.